THE DESTINATION FUNDS

                         DESTINATION SELECT EQUITY FUND











PROSPECTUS: JUNE 1, 2005

For more information or assistance in opening an account, please call toll-free 1-866-738-1128.


This prospectus has information about the Destination Select Equity Fund that you should know before you invest. The Fund may not be suitable for all investors. Consequently, prospective investors should thoroughly review this prospectus, including all risks and considerations, before making an investment. In addition, this document should be kept with your investment records.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================

    Risk/Return Summary ........................................   3
    Fees and Expenses ..........................................   5
    Fund Management ............................................   6
    How the Fund Values Its Shares .............................   7
    How to Buy Shares ..........................................   8
    How to Redeem Shares .......................................  12
    Dividends, Distributions and Taxes .........................  15
    Customer Privacy Policy ....................................  16
    For More Information .......................................  18

RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

The Destination Select Equity Fund (the "Fund") seeks long-term capital appreciation. The Board of Trustees may change the investment objective without shareholder approval upon 60 days advance written notice.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a diversified series of the Destination Funds. Under normal circumstances the Fund will invest at least 80% of its net assets, including the amount of any borrowings for investment purposes, in common stocks of U.S. companies with market capitalizations of $3 billion or greater. The Fund will generally hold 20 to 40 common stocks that satisfy the investment criteria of Destination Capital Management, Inc. (the "Adviser" or "DCM"). In selecting common stocks for the Fund's portfolio, the Adviser employs a "bottom-up" (individual stock selection) process based on business fundamentals. When a stock is purchased, the Adviser generally expects to hold the stock on average for 3 to 5 years. However, the Adviser may sell a stock, if, among other things, the security reaches the Adviser's target price, the company no longer meets the Adviser's investment criteria or the Adviser finds a more compelling investment opportunity. The Adviser may also be required to sell Fund holdings to meet redemptions.

The Adviser's bottom-up approach to choosing portfolio holdings is designed to identify companies that the Adviser believes are trading below their intrinsic values. In identifying these investment opportunities, the Adviser looks for companies that have the following, among other, characteristics:

     o    Solid management teams
     o    Proven business models
     o    Sustainable  competitive  advantages
     o    Ability to generate substantial free cash flow
     o    Strong balance sheets

At times the Fund may invest a portion (up to 20%) of its net assets in foreign companies with market capitalizations of $3 billion or greater. When investing in foreign countries the Fund intends to focus on the more developed markets.

Short-term performance is not a primary consideration in the Adviser's stock selection process.

The Board of Trustees has reserved the right to change the requirement that 80% of the Fund's net assets, including the amount of any borrowings for investment purposes, be invested in the common stock of U.S. companies with market capitalizations of $3 billion or greater without shareholder approval. If a change is made in this regard shareholders will be provided with at least 60 days advance written notice of the change.

TEMPORARY DEFENSIVE POSITION. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. Under these unusual circumstances, the Fund may invest up to 100% of its assets in cash or similar investments. In this case the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND

MANAGEMENT RISK - The Adviser's strategy may fail to produce the intended results. Additionally, the Fund has no operating history and the Adviser has no prior experience managing the assets of the mutual fund.

COMPANY RISK - The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

VOLATILITY RISK - Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

MARKET RISK - Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

FOREIGN INVESTMENT RISK - To the extent the Fund invests in foreign companies, the Fund will be subject to additional risks. These include:

     o    Currency exchange rate fluctuations;
     o    Political and financial instability;
     o    Less liquidity and greater volatility of foreign investments;
     o    Lack  of  uniform   accounting,   auditing  and  financial   reporting
          standards;
     o    Less   government   regulations   and  supervision  of  foreign  stock
          exchanges, brokers and listed companies;
     o    Increased price volatility;  and
     o    Delays in transaction settlement in some foreign markets.

Other Risks -

     o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
     o The Fund may not be appropriate for use as a complete investment program.
     o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

PERFORMANCE HISTORY

The Fund is new and therefore does not have a performance history for a full calendar year.

FEES AND EXPENSES
================================================================================

This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

         Sales Charge (Load) Imposed on Purchases                     None
         Contingent Deferred Sales Charge (Load)                      None
         Sales Charge (Load) Imposed on Reinvested Dividends          None
         Redemption Fee (as a percentage of the amount redeemed)        2%(1)(2)


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

         Management Fees                                  0.75%
         Distribution (12b-1) Fees                        None
         Other Expenses (3)                               0.83%
                                                          -----
         Total Annual Fund Operating Expenses             1.58%
         Less: Fee Reduction and/or Expense
          Reimbursements (4)                              0.33%
                                                          -----
         Net Fund Operating Expenses                      1.25%

(1) The redemption fee is imposed only on redemptions of shares WITHIN 90 DAYS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. See "How to Redeem Shares-Redemption Fee" for more information.

(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.

(3)  Other Expenses are based on estimated expenses for the current fiscal year.

(4) The Adviser has contractually agreed, for a period of three years from the beginning of the Fund's operations, to reduce its management fees and to absorb the Fund's operating expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% of the Fund's average daily net assets. Management fee reductions and expenses absorbed by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed the 1.25% limit. These reduced fees and/or reimbursed expenses by the Adviser are repaid pursuant to the terms of the Expense Limitation Agreement between the Trust and the Adviser which was approved by the Board of Trustees. Ordinary operating expenses include all Fund expenses except brokerage costs, taxes, interest and extraordinary expenses. Extraordinary expenses will include the costs of a merger involving the Fund.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                  1 Year            3 Years
                  ------            -------
                   $127              $397


FUND MANAGEMENT
================================================================================

THE INVESTMENT ADVISER

Destination Capital Management, Inc., Three Ygnacio Center, 2001 North Main Street, Suite 270, Walnut Creek, California 94596, serves as the investment adviser to the Fund. Dr. Michael A. Yoshikami organized DCM in 2004 to serve as manager to the Fund. Dr. Yoshikami is the controlling shareholder of DCM.

For its services, the Fund pays DCM an investment advisory fee computed at the annual rate of 0.75% of the Fund's average daily net assets, less any fee reductions.

DCM has agreed for a period of three years from the Fund's start of operations to reduce its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses (excluding brokerage costs, taxes, interest and extraordinary expenses) to 1.25% of its average daily net assets. Any such fee reductions by DCM, or payments by DCM of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 1.25% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

     PORTFOLIO MANAGER

Dr. Yoshikami serves as the Fund's Portfolio Manager, responsible for the day-to-day management of the Fund. Dr. Yoshikami also serves as the President and a Trustee of the Fund. Dr. Yoshikami is the President and Chief Investment Strategist of YCMNET

Advisors, Inc., an affiliated registered investment advisory firm he founded in 1986. Dr. Yoshikami has over 20 years of investment and financial planning experience.

The Fund's Statement of Additional Information contains additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Fund.

THE ADMINISTRATOR

Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

The Statement of Additional Information has more detailed information about DCM and other service providers to the Fund.

HOW THE FUND VALUES ITS SHARES
================================================================================

The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. Currently, the New York Stock Exchange is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund generally values its portfolio securities at their current market values determined on the basis of readily available market quotations. However, if market quotations are not readily available or are considered to be unreliable due to market or other events, portfolio securities will be valued at their fair values as determined under procedures adopted by the Fund's Board of Trustees. When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

When the Fund invests in foreign securities, it is possible that these securities will trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's NAV may change on days in which shareholders will not be able to purchase or redeem their shares.

The Fund may at times invest a portion of its assets in other open-end management investment companies registered under the Investment Company Act of 1940. When calculating the Fund's NAV the Fund will use the net asset value as reported by the registered open-end management investment company. The value, as determined by the registered open-end management investment company, may be based on fair value pricing; to understand the fair value pricing process used by the registered open-end management investment companies please consult their most current prospectuses.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund or Ultimus Fund Solutions, LLC. See "How to Buy Shares" and "How to Redeem Shares" for the definitions of "proper form" for purchase and redemption orders, respectively. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).

HOW TO BUY SHARES
================================================================================

The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV next calculated after receipt of a purchase order in proper form. For an initial purchase order to be in "proper form" you must submit a completed and signed application along with a check made payable to the "Destination Select Equity Fund". The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

The Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent"), mails you confirmations of all purchases or redemptions of Fund shares unless the shares are purchased through a broker or other financial intermediary. If shares are purchased in this manner, transaction confirmations are generally the responsibility of such broker or intermediary. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

The minimum initial investment in the Fund is $2,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. The minimum investment requirement may be waived or reduced for any reason at the discretion of the Adviser.

OPENING AN ACCOUNT

An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

     o    Complete and sign the account application
     o    Enclose a check payable to "DESTINATION SELECT EQUITY FUND"
     o Mail the application and the check to the Transfer Agent at the following address:

          The Destination Funds
          c/o Ultimus Fund Solutions, LLC
          P.O. Box 46707
          Cincinnati, Ohio 45246-0707

     All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. The Fund does not accept cash, drafts, "starter" checks, travelers checks, credit card checks, or money orders. In addition, to protect the Fund from check fraud, the Fund does not accept checks made payable to third parties.

     When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the purchase date. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-866-738-1128. A representative will assist you in obtaining an account application by facsimile or mail, which must be completed, signed and sent by facsimile or mail to the transfer agent before payment by wire may be made. After the application is received and approved and you have received an account number, instruct your financial institution to wire immediately available funds to:

     Bank:                      US Bank, N.A.
     Bank City & State:         Cincinnati, Ohio
     Federal ABA Number:        042000013
     Account Name:              Destination Select Equity Fund
     Account Number:            130107147865
     For Further Credit To:     [Insert Name(s) on Your Account]
                                [Insert Your Account Number]

     An order is considered received when US Bank, the Fund's custodian, receives payment by wire. However, the completed account application must be received in "proper form" by the transfer agent before the wire payment is made. See "How to Buy Shares" above for description of "proper form". Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100. Additional purchases may be made:

     o By sending a check, made payable to Destination Select Equity Fund, to The Destination Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box
          46707, Cincinnati, Ohio 45246-0707. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds. Please include your account number in the "memo" section of the check.

     o    By wire to the Fund account as described  under  "Opening an Account -
          By   Wire."   Shareholders   should   call  the   Transfer   Agent  at
          1-866-738-1128 before wiring funds.

     o    Through your brokerage firm or other financial institution.

     o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-866-738-1128. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-866-738-1128. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. An investor receives the next NAV after receipt by the Fund of a purchase or redemption order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days from the purchase date.

ACH may be used to make direct investments into the Fund or part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.

AUTOMATIC INVESTMENT PLAN

You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. When monitoring shareholder purchases and redemptions the Fund does not apply a quantitative definition to frequent trading. Instead the Fund uses a subjective approach which in itself could lead to inconsistent application of the Fund's frequent trading policies.

In its efforts to curb frequent trading in the Fund the Fund's Board of Trustees has taken the following actions:

     1) Reserving the right of the Fund to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in frequent purchases and redemptions of Fund shares. The right to reject a purchase order applies to any purchase order, including a purchase order placed by financial intermediaries; and
     2) Imposing a 2% redemption fee on redemptions that occur within 90 days of the share purchase. The redemption fee will be used by the Fund to defray the expenses associated with the redemption.

THE FUND DOES NOT ACCOMMODATE FREQUENT PURCHASES OR REDEMPTIONS OF FUND SHARES.

The Fund uses all reasonable means available to ensure these restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in the Fund for their clients, the Fund cannot monitor the individual clients' trading activity. However, the Fund's service providers review trading activity at the omnibus account level, and look for activity that may indicate potential frequent trading or market-timing. If the Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent-trading policies that differ from those described in this Prospectus. If you invest with the Fund through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Fund has taken steps to discourage frequent purchases and redemptions of the Fund shares, it cannot guarantee that such trading will not occur.

PORTFOLIO HOLDINGS AND DISCLOSURE POLICY

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund's Statement of Additional Information.

HOW TO REDEEM SHARES
================================================================================

Shares of the Fund may be redeemed on each day the New York Stock Exchange is open for trading. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone. What is considered "proper form" for a redemption by mail is described in the subsection "By Mail" and, for a telephone redemption the requirements are set forth in the subsection "By Telephone".

     BY MAIL. You may redeem shares by mailing a written request to The Destination Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. To be in "proper form" written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES.  If the shares to be  redeemed  over any 30-day  period  have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent typically only accepts signatures guaranteed by a financial institution that participates in one of the Medallion Signature Guarantee Programs. The Transfer Agent will not accept signature guarantees by a notary public. However, the Fund, in its sole discretion, may accept a signature guarantee from a financial institution that does not participate in one of the Medallion Signature Guarantee Programs. For more information on signature guarantees, call the Transfer Agent at 1-866-738-1128. The Fund and its Transfer Agent reserve the right to amend these standards at any time. If these standards change the Fund will provide reasonable notice of such change.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-866-738-1128. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-866-738-1128.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. The redemption request will be processed at the NAV next determined after receipt of the redemption request by the Transfer Agent. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent. Please be sure and consult your broker or financial institution's program materials to understand what information is required by them for a redemption request.

RECEIVING PAYMENT

The Fund normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent or a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days from the purchase date.

REDEMPTION FEE

A redemption fee of 2% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption of shares within 90 days of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

The redemption fee will not be assessed on the redemption of shares held through qualified retirement plans. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70-1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $2,000 ($500 for IRA accounts or gifts to minor accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

If the shares in your account have a value of at least $10,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-738-1128 for additional information.

REDEMPTIONS IN KIND

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the value of the Fund's net assets). A redemption in kind will consist of liquid securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges. You will be exposed to market risk until such time as you convert such securities to cash.

DIVIDENDS, DISTRIBUTIONS AND TAXES
================================================================================

Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income to shareholders who receive them, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

When you redeem Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors, any gain realized on a redemption of Fund shares will be subject to federal income tax.

You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).
o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).
o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about customers or former customers to anyone, except as permitted to serve your account or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for The Destination Funds (the "Trust"), Destination Capital Management, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

SPECIAL NOTICE TO CALIFORNIA CONSUMERS
The California Financial Information Privacy Act generally prohibits us from sharing nonpublic personal information about California consumers without notice and, in some instances, consent, unless such sharing is necessary to effect, administer, or enforce transactions authorized or instructed by you. Unless you direct or authorize otherwise, we only share information with service providers, including the broker-dealer or financial intermediary from whom you purchased your Fund shares or who currently services your Fund account. To the extent that your broker-dealer is also a joint marketer, we only share nonpublic personal information so that they may provide services in connection with your Fund shares.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION, PLEASE CALL 1-866-738-1128 TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

INVESTMENT ADVISER

Destination Capital Management, Inc.
Three Ygnacio Center
2001 North Main Street, Suite 270
Walnut Creek, CA 94596

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

INDEPENDENT PUBLIC AUDITING FIRM

Briggs, Bunting & Dougherty, LLP
Two Penn Center Plaza, Suite 820
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL

Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

CUSTODIAN

US Bank
425 Walnut Street
Cincinnati, Ohio 45202

FOR MORE INFORMATION
================================================================================

In addition to the information contained in the Prospectus, the following documents are available free upon request:

     o    ANNUAL AND SEMIANNUAL REPORTS
          The Fund distributes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. The Fund's first annual report will be available within 60 days following its fiscal year ending May 31, 2006. The Fund's first semiannual report will be available within 60 days following the period ending November 30, 2005. Following the first and third fiscal quarters, the Fund will file its portfolio on Form N-Q. Form N-Q must be filed with the SEC within 60 days of the respective quarter ends.

     o    STATEMENT OF ADDITIONAL INFORMATION (SAI)
          The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus.

You may request copies of these materials and other information, without charge, or make inquires to the Fund by writing to Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. You may also call toll-free:

                                 1-866-738-1128

Only one copy of a Prospectus or an Annual or Semi-Annual report will be sent to each household address. This process, known as "Householding," is used for most required mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of Prospectus or an Annual or Semi-Annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.


                    Investment Company Act File No. 811-21701

                              THE DESTINATION FUNDS

                         DESTINATION SELECT EQUITY FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 1, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Destination Select Equity Fund dated June 1, 2005. This SAI incorporates by reference the Fund's Prospectus dated June 1, 2005. You may obtain a free copy by writing to The Destination Funds at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 or by calling 1-866-738-1128.

TABLE OF CONTENTS                                                          PAGE
--------------------------------------------------------------------------------
DESCRIPTION OF THE TRUST AND THE FUND .....................................  2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
  CONSIDERATIONS ..........................................................  2

INVESTMENT LIMITATIONS ....................................................  6

THE INVESTMENT ADVISER ....................................................  8

TRUSTEES AND OFFICERS ..................................................... 10

PORTFOLIO TRANSACTIONS AND BROKERAGE ...................................... 13

DETERMINATION OF NET ASSET VALUE .......................................... 15

CALCULATION OF PERFORMANCE DATA ........................................... 16

ADDITIONAL TAX INFORMATION ................................................ 17

PROXY VOTING POLICIES AND PROCEDURES ...................................... 19

DISCLOSURE OF PORTFOLIO HOLDINGS .......................................... 19

CUSTODIAN ................................................................. 21

FUND SERVICES ............................................................. 21

ACCOUNTANTS ............................................................... 22

DISTRIBUTOR ............................................................... 22

FINANCIAL STATEMENTS ...................................................... 23

APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES .......................... 27

DESCRIPTION OF THE TRUST AND THE FUND

     The Destination Select Equity Fund (the "Fund") was organized as a diversified series of The Destination Funds (the "Trust") on December 14, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated December 14, 2004 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The investment adviser to the Fund is Destination Capital Management, Inc. (the "Adviser").

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "How the Fund Values its Shares" in the Fund's Prospectus and "Determination of Net Asset Value" in this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains information about the Fund's non-principal investment strategies and risks.

     EQUITY SECURITIES - In addition to common stock, the Fund may invest in other types of equity securities, such as preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, American Depositary Receipts ("ADRs") and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

     Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be of investment grade or, if unrated, of comparable quality in the opinion of the Adviser.

     The Fund may invest in foreign securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. ADRs are subject to the same risks as the underlying foreign securities to which they relate. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

     Equity securities also include SPDRs (S&P Depositary Receipts, known as "Spiders"), DIAMONDS, QQQs and a number of other exchange traded funds. SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A Midcap SPDR is the same as a SPDR except that it tracks the S&P's Midcap 400 and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the "Dow") in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQs trade on the American Stock Exchange under the symbol QQQ. The Fund may also invest in exchange traded funds from a variety of financial institutions such as Barclays Global Fund Advisors (iShares), Merrill Lynch (HOLDRs), Fidelity (Fidelity Select Portfolios), PDR Services LLC (Select Sector
SPDR),  State  Street  Capital  Markets,  LLC  (Fortune  e-50,

Fortune 500, and streetTRACKS) and The Vanguard Group (VIPERs). Each equity security described in this paragraph is a registered investment company that charges investors certain fees and expenses. As a result of the Fund's investment in these securities, these expenses are passed onto the Fund and its shareholders. The Fund will not invest more than 5% of its total assets in any one registered investment company and no more than 10% of total assets in all registered investment companies.

     REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Because the security purchased by the Fund constitutes collateral for the repurchase obligation, a repurchase agreement is considered a type of collateralized loan. Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser to be creditworthy. Repurchase agreements will be used by the Fund as an option for its overnight cash investments. The Fund will typically invest in repurchase agreements when the yield offered is equal to or better than the yield of other short-term investment options available to the Fund.

     The Fund does not intend to invest in reverse repurchase agreements.

     OPTION TRANSACTIONS - The Fund may engage in option transactions involving individual stocks as well as stock indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or, to the extent it does not hold the security, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). For a call option on an index, the option will be covered if the Fund holds a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government obligations or to deposit assets in escrow with the custodian.

     The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option purchased by the Fund may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations. The Fund will limit its investments in options to 5% of its total assets.

     LOANS OF PORTFOLIO SECURITIES - The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors that the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 25% of the value of the Fund's net assets. Although generation of income is not a principal investment strategy of the Fund, the Adviser may, if deemed in the best interest of the Fund, loan the Fund's securities. The income generated by such loans can be used by the Fund to pay expenses, cover redemptions, and purchase additional portfolio securities.

     SHORT SALES - The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). The Fund will limit its short sales so that no more than 25% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit Fund's potential loss on a short sale, which is unlimited.

     The Fund may also sell a security short "against the box," which means that the Fund sells a security that it owns, or has the right to obtain without payment of further consideration. The borrowing and segregated account provisions described above do not apply to short sales against the box.

INVESTMENT LIMITATIONS

     FUNDAMENTAL. The Fund's status as a diversified fund as well as the investment limitations described below have been adopted by the Trust with respect to the Fund as "fundamental," i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. The Fund's investment objective is not a fundamental investment restriction. See the Prospectus for more information on the Fund's investment objective.

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above nor does it apply to the non-fundamental policy regarding illiquid securities set forth in paragraph 5 below. With regards to the Fund's borrowing policy, if at anytime the Fund's borrowings exceed the 300% asset coverage requirement, the Fund will reduce its borrowings to meet such requirement within 3 days (not including Sundays and holidays) of such occurrence.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are "non-fundamental," i.e., they may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation. The Fund will not mortgage, pledge, or hypothecate more than 15% of its net assets.

     2. LEVERAGE. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or in this Statement of Additional Information.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Destination Capital Management, Inc. (the "Adviser"), Three Ygnacio Center, 2001 North Main Street, Suite 270, Walnut Creek, California 94596. Michael A. Yoshikami is the majority shareholder of the Adviser and is therefore deemed to control the Adviser.

     Under the terms of the Advisory Agreement between the Trust and the Adviser, the Adviser provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Adviser determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Adviser places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. As compensation for its management services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of .75% of the average daily net assets of the Fund.

     The Adviser has contractually agreed to reduce a portion of its advisory fees or to reimburse the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average net assets. This expense limitation agreement remains in effect for a period of three years from the beginning of the Fund's operations. Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. The Adviser's ability to recover under the terms of the Expense Limitation Agreement terminates upon the termination of the Advisory Agreement with the Trust.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until April 18, 2007, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the Investment Company Act of 1940 and the rules thereunder. The Fund will not be subject to any penalty or payment if the Advisory Agreement terminates.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

     THE PORTFOLIO MANAGER

     Michael A. Yoshikami serves as the Fund's portfolio manager and is responsible for overseeing the day-to-day management of the Fund. Mr. Yoshikami received his Doctorate Degree in Education. Dr. Yoshikami has over 20 years of investment and financial planning experience. On behalf of the Adviser, Dr. Yoshikami does not manage any other accounts. However, in his capacity as Chief Investment Strategist for an affiliated company of the Adviser, Dr. Yoshikami, along with a staff of 5 research analysts, manages approximately 1,000 private client accounts as of February 28, 2005. These accounts represent approximately $600 million in assets. Dr. Yoshikami does not manage any other registered investment companies or other pooled investment vehicles.

     The Adviser does not believe any material conflicts of interest exist in connection with Dr. Yoshikami's management of Fund assets and his management of the other accounts noted above. The private client accounts managed by Dr.
Yoshikami have essentially the same investment objective and are managed according to similar strategies as the Fund. These private client accounts, like the Fund, pay an advisory fee based upon the size of the accounts, and no performance-related fee structures are involved with any of the accounts. Due to the similarities in investment objective and strategies, the Adviser does not believe any material conflicts exist with regard to security selection or security allocation between the Fund and the other accounts.

     Dr. Yoshikami, as majority owner and controlling shareholder of the Adviser, will be compensated based upon the profits of the Adviser. The profits of the Adviser, in part, depend on the accumulation of assets in the Fund. Until the Adviser is profitable, Dr. Yoshikami will not receive any compensation for his services to the Fund. In addition, the Adviser has committed for a three-year period to limit the Fund's overall expense ratio to 1.25% per annum. Under certain circumstances the Adviser has the ability to recoup expenses paid or fees reduced for a period of three years from the date the expenses were paid or the fees were reduced. Please see the "Investment Adviser" section for a detailed discussion of the Expense Limitation Agreement.

     Dr. Yoshikami is compensated by an affiliated company for his portfolio management services provided to such company's private client accounts. His compensation package consists of a fixed salary along with the opportunity for a bonus, depending on the profitability of such company. Dr. Yoshikami is also the controlling shareholder of the affiliated company responsible for the management of these other client accounts.

     BOARD REVIEW OF ADVISORY AGREEMENT

     The Trustees, including a majority of the Independent Trustees, approved the Advisory Agreement at a meeting of the Board of Trustees held on April 18, 2005. In approving the Advisory Agreement, the Board of Trustees of the Fund considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. These matters were considered by the Independent Trustees meeting with experienced counsel that is independent of the Adviser.

     The Trustees, in their evaluation of the quality of the Adviser's services, considered the scope and quality of the in-house research capabilities of the Adviser and other resources dedicated to performing services for the Fund. The Trustees reviewed the experience of the Adviser's personnel in managing private client accounts for an affiliated company of the Adviser. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered. The Trustees also considered the business reputation of the Adviser's key personnel and the Adviser's financial resources.

     In reviewing the fees payable under the Advisory Agreement, the Trustees determined that the level of advisory fees were well within industry standards and the Fund's peer group. The Trustees further considered the level of total expenses payable by the Fund in light of the Adviser's commitment to reduce fees and reimburse expenses of the Fund, and noted that the level of such expenses, after fee reductions and expense reimbursements, is generally the same or lower than the average total expenses of comparably managed funds, according to current industry data presented to the Trustees. The Trustees, including the Independent Trustees determined that the advisory fees to be paid to the Adviser pursuant to the Advisory Agreement are fair and reasonable to the Fund and its shareholders.

     No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that the Advisory Agreement was in the best interests of the Fund and its shareholders.

TRUSTEES AND OFFICERS

     Overall responsibility for management of the Trust rests with its Trustees. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently five Trustees, four of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Independent Trustees receive compensation for their services as a Trustee and attendance at meetings of the Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                      NUMBER OF
                                                                                                                   PORTFOLIOS IN
                                                                                PRINCIPAL OCCUPATION(S) DURING          FUND
                                           LENGTH OF         POSITION(S) HELD   PAST 5 YEARS AND DIRECTORSHIPS        COMPLEX
    NAME, ADDRESS AND AGE                 TIME SERVED          WITH  TRUST            OF PUBLIC COMPANIES           OVERSEEN BY
                                                                                                                      TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*Michael A. Yoshikami                        Since               President      President and Chief Investment            1
Three Ygnacio Center                     December 2004          and Trustee     Strategist of Destination Capital
2001 North Main Street, Suite 270                                               Management, Inc. and YCMNET
Walnut Creek, CA 94596                                                          Advisors, Inc.
Year of birth: 1960

INDEPENDENT TRUSTEES:

Brian T. Seager                              Since                Trustee       President of BTS Development,             1
Three Ygnacio Center                     April 18, 2005                         Bricor, Inc. and Summit Ridge
2001 North Main Street, Suite 270                                               Communities
Walnut Creek, CA 94596
Year of birth: 1960

Dr. Richard L. Brown                         Since                Trustee       Retired.  Until June 2004,                1
Three Ygnacio Center                     April 18, 2005                         Psychologist for Fresno School
2001 North Main Street, Suite 270                                               District
Walnut Creek, CA 94596
Year of birth: 1940

Michael W. Callahan                          Since                Trustee       President of Emkay Corporation            1
Three Ygnacio Center                     April 18, 2005
2001 North Main Street, Suite 270
Walnut Creek, CA 94596
Year of birth: 1955

Sabir S. Jaffer                              Since                Trustee       General Manager of HILBA Star LLP         1
Three Ygnacio Center                     April 18, 2005                         from November 2003 -
2001 North Main Street, Suite 270                                               present; General Manager of
Walnut Creek, CA 94596                                                          Westmont Hospitality Group, Inc.
Year of birth: 1963                                                             from September 1997 - November 2003

EXECUTIVE OFFICERS:

Robert G. Dorsey                             Since            Vice President    Managing Director of Ultimus
225 Pictoria Drive, Suite 450            April 18, 2005                         Fund Solutions, LLC and Ultimus

                                       11

Cincinnati, Ohio 45246                                                          Fund Distributors, LLC
Year of birth: 1957

Mark J. Seger                                Since              Treasurer       Managing Director of Ultimus
225 Pictoria Drive, Suite 450            April 18, 2005                         Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                          Fund Distributors, LLC
Year of birth: 1962

John F. Splain                               Since              Secretary       Managing Director of Ultimus
225 Pictoria Drive, Suite 450            April 18, 2005                         Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                          Fund Distributors, LLC
Year of birth: 1956

George K.W. Chin                             Since           Chief Compliance   Executive Vice President of
Three Ygnacio Center                     April 18, 2005           Officer       YCMNET Advisors, Inc.
2001 North Main Street, Suite 270
Walnut Creek, CA 94596
Year of birth: 1956

o    Messrs.  Yoshikami and Chin are affiliated  persons of Destination Capital Management, Inc., the Fund's investment adviser, and are each considered an "interested  person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


     BOARD COMMITTEES. The Trustees have established an Audit Committee, which oversees the Trust's accounting and financial reporting policies and the independent audit of its financial statements. Messrs. Seager, Callahan, Brown and Jaffer are the members of the Audit Committee. Since the Fund has not yet commenced operations as of the date of this SAI, the Audit Committee has not held any meetings to date. The Board of Trustees has no nominating or compensation committee or any committee performing similar functions.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                              Dollar Range of             Aggregate Dollar
                             Fund Shares Owned      Range of Shares of All Funds
Name of Trustee                 by Trustee              Overseen by Trustee
--------------------------------------------------------------------------------
Michael A. Yoshikami              None                          None
INDEPENDENT TRUSTEES:
Dr. Richard L. Brown              None                          None
Brian T. Seager                   None                          None
Michael W. Callahan               None                          None
Sabir S. Jaffer                   None                          None

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor will receive any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is an Independent Trustee receives from the Fund a $1,000 fee for attending a Board Meeting. In addition, Independent Trustees are reimbursed for travel and other expenses incurred in attending meetings. Since the Fund has not yet commenced operations, the Trustees have not received any compensation as of the date of this SAI.

     INDEPENDENT   TRUSTEE  OWNERSHIP  IN  THE  FUND'S  INVESTMENT  ADVISER1  OR
DISTRIBUTOR.2 This information is provided as of December 31, 2004.

=========================================================================================================================
            (1)                   (2)               (3)                 (4)                 (5)               (6)
=========================================================================================================================
                                NAME OF
                               OWNERS AND         NAME OF          TITLE OF CLASS         VALUE OF         PERCENT OF
   NAME OF TRUSTEE           RELATIONSHIPS        COMPANY           OF SECURITY          SECURITIES           CLASS
                              TO TRUSTEE
=========================================================================================================================
Dr. Richard L. Brown              N/A               N/A                 N/A                None               N/A
=========================================================================================================================
Brian T. Seager                   N/A               N/A                 N/A                None               N/A
=========================================================================================================================
Michael W. Callahan               N/A               N/A                 N/A                None               N/A
=========================================================================================================================
Sabir S. Jafer                    N/A               N/A                 N/A                None               N/A
=========================================================================================================================

1    Destination Capital Management, Inc.
2    Ultimus Fund Distributors, LLC

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Adviser may not give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions. However, the Adviser may place portfolio transactions with brokers or dealers that promote or sell the Fund's shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Fund and Adviser does not receive hard dollar credits from the Fund's custodian, the Fund's transfer agent or from any broker or dealer.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the 1940 Act, persons affiliated with the Adviser may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, an affiliate of the Adviser will not serve as the Fund's dealer in connection with over-the-counter transactions.

     The Fund will not effect any brokerage transactions in its portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Advisory Agreement provides that affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliate, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by an affiliate on comparable transactions for its most favored unaffiliated customers, except for customers of an affiliate considered by a majority of the Independent Trustees not to be comparable to the Fund.

     The Advisory Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. An affiliate will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

CODE OF ETHICS. The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. The personnel subject to the Codes of Ethics are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Securities and Exchange Commission.

DETERMINATION OF NET ASSET VALUE

     The price (net asset value) of the shares of the Fund is determined as of the end of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Equity securities are valued at their market value when reliable market quotations are readily available. Securities traded on any stock exchange are generally valued by the Fund's pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the Fund's pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When reliable market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income  securities  are valued at their  market  value when  reliable market quotations are readily available. A pricing service typically utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     TRADING IN FOREIGN SECURITIES. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. In computing the net asset value, the Fund usually values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Some foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, these securities may be valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

CALCULATION PERFORMANCE DATA

     From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P (1 + T)n + ERV Where:

P=   a hypothetical initial payment of $1,000
T=   average annual total return
n=   number of years
ERV= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total returns as described above.

ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized gains are distributed in accordance with the Code. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     To qualify as a RIC, the Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies or, for the Fund's taxable years beginning July 1, 2005 and later, from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or, for the Fund's taxable years beginning July 1, 2005 and later, the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. Under current IRS practice, the prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares in the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares in the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction". A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this SAI as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the period from the Fund's commencement of operations through June 30, 2005 will be available, on or before August 31, 2005, without charge upon request by calling 1-866-738-1128, or on the SEC's website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding portfolio securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.

     o Public disclosure regarding the portfolio securities held by the Fund is made quarterly in Annual Reports and Semi-Annual Reports to Shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted herein, shareholders and other persons may not be provided with information regarding portfolio securities held, purchased or sold by the Fund.

     o Information regarding portfolio securities, and other information regarding the investment activities of the Fund (other than information contained in Official Reports), may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such disclosure has been approved by the Chief Compliance Officer of the Trust and is subject to a confidentiality agreement and a prohibition on trading. If portfolio information is released to the general public prior to its release to a ranking or rating organization no confidentiality agreements or prohibitions on trading will be sought from these organizations. As of the date of this SAI, the Chief Compliance Officer has not approved the disclosure of Fund holdings to any rating and ranking service. The Chief Compliance Officer anticipates approving certain of these entities after the Fund's inception date. The Chief Compliance Officer will only authorize distribution to these entities if it is determined that they provide a valuable service to investors and the distribution serves a legitimate business interest of the Fund. The Chief Compliance Officer will inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o These policies relating to disclosure of the Fund's holdings of portfolio securities does not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, which are limited to the Fund's administrator, distributor, custodian, legal counsel and auditors, printers or to brokers and dealers through which the Fund purchases and sells portfolio securities; and (ii) disclosure of holdings of or transactions in portfolio securities by the Fund that is made on the same basis to all shareholders of the Fund.

          Below is a table that lists service providers receiving portfolio information along with information regarding the frequency of access, and limitations on use (including a prohibition on trading on non-public information), of portfolio information.

----------------------------------------------------------------------------------------------------------
  TYPE OF SERVICE PROVIDER                    FREQUENCY OF ACCESS TO         RESTRICTIONS ON USE
                                              PORTFOLIO INFORMATION
----------------------------------------------------------------------------------------------------------
Adviser                                 Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Administrator (fund accountant          Daily                                Contractual and Ethical
and transfer agent)
----------------------------------------------------------------------------------------------------------
Custodian                               Daily                                Contractual and Ethical
----------------------------------------------------------------------------------------------------------
Auditor                                 During annual audit                  Ethical
----------------------------------------------------------------------------------------------------------
Legal counsel                           Regulatory filings, board            Ethical
                                        meetings, and if a legal issue
                                        regarding the portfolio requires
                                        counsel's review
----------------------------------------------------------------------------------------------------------
Printers                                Twice a year - printing of           No formal restrictions in
                                        semi-annual and annual reports       place.  Printer receives
                                                                             portfolio on or about time
                                                                             filed with the SEC -
                                                                             approximately 60 days
                                                                             old by the time received.
----------------------------------------------------------------------------------------------------------
Broker/Dealers through which            Daily access to the relevant         Contractual and Ethical
Fund purchases and sells                purchase and/or sale - no
portfolio securities                    broker/dealer has access to the
                                        Fund's entire portfolio
----------------------------------------------------------------------------------------------------------

The Board of Trustees has determined that the Fund and its shareholders are adequately protected by these restrictions on use in those instances listed above including those where contractual obligations between the Fund and the party do not exist.

     o The Chief Compliance Officer has been given the authority by the Board of Trustees to approve other arrangements, not described herein, under which information relating to portfolio securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund and is unlikely to affect adversely the Fund or any shareholder of the Fund and is subject to a confidentiality agreement and prohibition on trading. The Chief Compliance Officer shall inform the Board of Trustees of any such arrangements that are approved, and the rationale supporting approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to portfolio securities held, purchased or sold by the Fund.

CUSTODIAN

     US Bank 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     The Fund's transfer agent, Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchase and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, Ultimus receives from the Fund a fee payable monthly at an annual rate of $24 per account, provided, however, that the minimum fee is $1,500 per month. In addition, the Fund reimburses Ultimus for out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communications lines.

     Ultimus also provides accounting and pricing services to the Fund. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Ultimus to perform its duties, the Fund pays Ultimus a base fee of $2,500 per month plus an asset-based fee at the annual rate of .01% of the Fund's average daily net assets up to $500 million and .005% of such assets over $500 million. In addition, the Fund reimburses Ultimus for all costs of external pricing services.

     Ultimus also provides administrative services to the Fund. In this capacity, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meeting of the Board of Trustees. For the performance of these administrative services, the Fund pays Ultimus a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million, .1% of such assets from $100 million to $250 million, .075% of such assets from $250 million to $500 million, and .05% of such assets in excess of $500 million; provided, however, that the minimum fee is $2,000 per month.

ACCOUNTANTS

     The firm of Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, has been selected as the Fund's independent registered public accounting firm for the fiscal year ending April 30, 2006. Briggs, Bunting & Dougherty performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days' written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

                              THE DESTINATION FUNDS
                         DESTINATION SELECT EQUITY FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                              AS OF APRIL 11, 2005

ASSETS
Cash                                                           $ 100,000
                                                             ----------------
  TOTAL ASSETS                                                   100,000
                                                             ----------------

LIABILITIES                                                         -
                                                             ----------------

NET ASSETS FOR SHARES OF BENEFICIAL
  INTEREST OUTSTANDING                                         $ 100,000
                                                             ================

SHARES OUTSTANDING                                                10,000
                                                             ================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER             $   10.00
                                                             ================

NET ASSETS CONSIST OF:
  Paid-in capital                                              $ 100,000
                                                             ================


The accompanying notes are an integral part of this statement.

                              THE DESTINATION FUNDS
                         DESTINATION SELECT EQUITY FUND
                             STATEMENT OF OPERATIONS
                       FOR THE PERIOD ENDED APRIL 11, 2005


INVESTMENT INCOME                                $       -
                                               -------------------

EXPENSES
Organization costs                                     45,753
Reimbursement of expenses by Adviser                  (45,753)
                                               -------------------
  NET EXPENSES                                           -
                                               -------------------

NET INVESTMENT INCOME                            $       -
                                               ===================


The accompanying notes are an integral part of this statement.

                              THE DESTINATION FUNDS
                         DESTINATION SELECT EQUITY FUND
                        NOTES TO THE FINANCIAL STATEMENTS
                              AS OF APRIL 11, 2005


(1) The Destination Select Equity Fund (the "Fund") is a diversified series of The Destination Funds, an open-end management investment company established as an Ohio business trust under a Declaration of Trust dated December 14, 2004. The Fund seeks long-term capital appreciation. On April 11, 2005, 10,000 shares of the Fund were issued for cash, at $10.00 per share, to YCMNET Advisors, Inc., an affiliate of the investment adviser to the Fund. The Fund has had no operations except for the initial issuance of shares.

(2) Destination Capital Management, Inc. (the "Adviser") serves as the investment adviser to the Fund. For its services, the Fund will pay the Adviser an investment advisory fee at the annual rate of 0.75% of the Fund's average daily net assets. The Fund is responsible for its own operating expenses. The Adviser has contractually agreed (for a period of three years from the start of operations) to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 1.25% annually of its average net assets. Any fee waivers or expense reimbursements by the Adviser ($45,753 as of April 11, 2005) are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

(3) Reference is made to the Prospectus and the Statement of Additional Information for a description of the Advisory Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE DESTINATION FUNDS
Walnut Creek, California


We have audited the accompanying statement of assets and liabilities of the Destination Select Equity Fund, (a series of The Destination Funds) as of April 11, 2005. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Destination Select Equity Fund as of April 11, 2005, in conformity with accounting principles generally accepted in the United States of America.





                                                BRIGGS, BUNTING & DOUGHERTY, LLP


PHILADELPHIA, PENNSYLVANIA
APRIL 13, 2005





--------------------------------------------------------------------------------

                                                                      Appendix A
                                                                      ----------

                                DESTINATION FUNDS
                       DESTINATION Capital MANAGEMENT, INC

                 PROXY VOTING AND DISCLOSURE POLICY & PROCEDURES


I.   INTRODUCTION

     Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the investment adviser has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments"). Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (the "Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

     The Advisers Act Amendments require that Destination Capital Management, Inc. (the "Adviser") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies and where the Adviser has been delegated proxy voting authority. The IC Amendments require that the Destination Select Equity Fund (the "Fund") disclose the policies and procedures used to vote its proxies. The IC Amendments also require the Fund to file with the SEC and to make available to its shareholders the specific proxy votes that it cast for portfolio securities.

     This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that the Adviser and the Fund comply with the requirements of the Advisers Act Amendments and IC Amendments, and otherwise fulfill their obligations with respect to proxy voting, disclosure, and recordkeeping.

     Overall, proxy voting will be managed in an effort to act in the best interests of the Adviser's clients including, without limitation, the Fund. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines.

II.  GENERAL POLICY FOR VOTING PROXIES

     The Adviser shall vote proxies related to securities held by any client in a manner solely in the interest of the client. The Adviser shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, the Adviser shall establish a proxy voting committee. This committee will be responsible for voting proxies in the best interests of the Adviser's clients. The Chief Compliance Officer ("CCO") of the Adviser will be the chair of this committee and will be the person responsible for its decisions on proxy voting and shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

III. PROXY VOTING PROCEDURES

     The following details the Adviser's practice regarding the voting of proxies.

     A.   PROCEDURES

          a. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the CCO will be responsible for voting the proxies related to that account.

          b. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the CCO.

          c. Prior to voting, the CCO will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

          d. The CCO will promptly vote proxies received in a manner consistent with the Proxy voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

          e. The CCO will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed in the proper client's file and becomes a permanent part of the records of the Company.

          f. The CCO will maintain copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act or (for the Fund) under Rule 30b1-4 of the Investment Company Act.

          g. On an ongoing basis, the CCO will monitor corporate management of issuers whose securities are held by clients whose accounts he or she manages and where appropriate will communicate with the management of such issuers.

          h.   Periodically, the CCO will:

               1. Verify that all annual proxies for the securities held in the clients managed by the Adviser have been received;

               2. Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

               3. Report to the client how each proxy sent to Adviser on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

               4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

               5.   Prepare  a  written   report  for  each   client   regarding
                    compliance with the Proxy Voting Policies and Procedures.


IV.  MATERIAL CONFLICTS OF INTEREST

     The Adviser recognizes that under certain circumstances it may have a material conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the proxy voting committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If a conflict of interest is determined not to be material by the proxy voting committee, the CCO may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, an independent third party proxy service provider will be engaged by the CCO to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote).

     If a material conflict is found to exist, written documentation of the conflict (the "Conflict Memo") shall be produced. Specifically, the Conflict Memo should describe:

          o    the proposal to be voted upon;

          o    the nature of the material conflict of interest involved;

          o the independent third party proxy service provider engaged by the Adviser to obtain and adopt the vote recommendation of the third party proxy service provider (with a summary of material factors supporting the recommended vote); and

          o Verification that the Adviser reasonably believes that the voting recommendation issued by the independent party appears to be in the best interest of the client;

V.   ADVISER DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

     Rule 206(4)-6 requires the Adviser to disclose in response to any client request how the client can obtain information from the Adviser on how its securities were voted. The Adviser will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to the Adviser. Upon receiving a written request from a client, the Adviser will provide the information requested by the client within a reasonable amount of time.

     Rule 206(4)-6 also requires the Adviser to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. The Adviser will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, the Adviser will provide a copy of this policy within a reasonable amount of time.

     If approved by the client, this policy and any requested records may be provided electronically.

VI.  FUND DISCLOSURE

     A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO FUND SECURITIES

          Beginning with the Fund's effectiveness, its Statements of Additional Information ("SAI") on Form N-1A will disclose the Fund's Policy to its shareholders. The Fund will notify shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified telephone number, by reviewing the Fund's shareholder reports, and by reviewing filings available on the SEC's website at HTTP://WWW.SEC.GOV. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

     B.   DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

          The Fund will disclose to its shareholders - in accordance with Rule 30b1-4 of the Investment Company Act of 1940 - on Form N-PX, the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

          As part of the filing, the Fund must disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

          (i)  The name of the issuer of the portfolio security;
          (ii) The exchange ticker symbol of the portfolio security;
          (iii)The  Council  on  Uniform  Security   Identification   Procedures
               ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
          (iv) The shareholder meeting date;
          (v)  A brief identification of the matter voted on;
          (vi) Whether matter was proposed by the issuer or by a security holder;
          (vii) Whether the Fund cast its vote on the matter;
          (viii) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
          (ix) Whether the Fund cast its vote for or against management.

          The Fund will make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website. If the Fund discloses its proxy voting record on or through its website, the Fund must post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

          The Fund will also include in its annual and semi-annual reports to shareholders as well as its SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or on or through the Fund's website at a specified Internet address or both and (2) on the SEC's website. If the Fund discloses that is proxy voting record is available by calling a toll-free (or collect) telephone number, it must send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to equally prompt delivery.

VII. RECORDKEEPING

     The Adviser/CCO shall keep the following records for a period of at least five years, the first two in an easily accessible place:

          (i)  A copy of this Policy;
          (ii) Proxy Statements, Annual Reports, and Proposals received regarding client securities;
          (iii)Records of votes cast on behalf of clients;
          (iv) Any documentation prepared by the Adviser that was material to making a decision how to vote, or that memorialized the basis for the decision (notes of which will normally to be documented on the proxy statement or ballot);

          (v)  Records of client requests for proxy voting information, and
          (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

         The Fund shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by the Adviser. These records may be kept as part of the Adviser's records.

         The Adviser may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

                                             This the 18th day of April, 2005

                                              /s/ Michael A. Yoshikami
                                         ---------------------------------------
                                            Michael A. Yoshikami
                                            President
                                            Destination Capital Management, Inc.


                                              /s/ Michael A. Yoshikami
                                         ---------------------------------------
                                            Michael A. Yoshikami
                                            President
                                            Destination Funds